CNI CHARTER FUNDS

Dividend & Income Fund
Class N

Intermediate Fixed Income Fund
Class N

Fixed Income Opportunities Fund
Class N

Emerging Markets Fund
Class N

Supplement dated February 26, 2013, to the currently effective
Prospectus and SAI

Shares of the Funds are not currently available for purchase.  It is anticipated that shares will be available for purchase on or about April 1, 2013 after the proposed reorganization of the Rochdale Dividend & Income Fund, Rochdale Intermediate Fixed Income Fund, Rochdale Fixed Income Opportunities Fund and Rochdale Emerging Markets Fund, each a current series of Rochdale Investment Trust, into the corresponding CNI Charter Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SK-017-0100